                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
                       (DATE OF EARLIEST EVENT REPORTED):
                                December 6, 2002


                                 ANTIGENICS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                 000-29089              06-1562417
       (STATE OR OTHER          (COMMISSION FILE       (I.R.S. EMPLOYER
       JURISDICTION OF                NUMBER)          IDENTIFICATION NO.)
      INCORPORATION OR
        ORGANIZATION)


                          630 FIFTH AVENUE, SUITE 2100
                            NEW YORK, NEW YORK 10111
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

                                 (212) 994-8200
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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ITEM 5. Other Events.

      On December 6, 2002, Antigenics entered into a Lease of Premises with BHX, LLC, as Trustee of 3 Forbes Realty Trust, with respect to property located at 3 Forbes Road, Lexington, Massachusetts. The term of the lease commences on August 15, 2003 and lasts through August 31, 2013, with Antigenics having the right to extend the lease for two (2) additional terms of ten (10) years each. A copy of the lease if filed herewith as Exhibit 10.1 and the description above is qualified in its entirety by reference thereto.

ITEM 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

      (c)   Exhibits:

            10.1 Lease of Premises at 3 Forbes Road, Lexington, Massachusetts dated as of December 6, 2002 from BHX, LLC, as Trustee of 3 Forbes Realty Trust, to Antigenics Inc.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ANTIGENICS INC.



Date: January 6, 2003               By: /s/ Garo H. Armen
                                       -------------------------------
                                        Garo H. Armen, Ph.D.
                                        Chairman and Chief Executive Officer
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                                 EXHIBIT INDEX

The following designated exhibits are filed herewith:

Exhibits:

Exhibit
  No.       Description
  ---       -----------
10.1        Lease of Premises at 3 Forbes Road, Lexington, Massachusetts dated as of December 6, 2002 from BHX, LLC, as Trustee of 3 Forbes Realty
            Trust, to Antigenics Inc.